Exhibit 99.1

eSpeed Completes Evaluation of Accounting Policy

Company Plans to File 1Q2007 10-Q/A, FY2006 10-K/A and

2Q2007 10-Q Within 5 Business Days

NEW YORK – August 21, 2007 – eSpeed, Inc. (NASDAQ: ESPD), a leading developer of electronic marketplaces and related trading technology for the global capital markets, today announced that it has resolved the previously announced evaluation of its accounting policy. As a result, the Company expects to file within one business day a Form 10-K/A for the year ended December 31, 2006 and a Form 10-Q/A for the quarter ended March 31, 2007. eSpeed currently expects to file within five business days a Form 10-Q for the second quarter ended June 30, 2007.

The evaluation involved certain revenues and expenses related to a portion of the development of related party software covered under the Company’s Joint Services Agreement (the “JSA”) with Cantor Fitzgerald, L.P. eSpeed had accounted for certain fees paid by related parties for software development in the period in which the cash was received. The Company has now concluded that some of these paid fees should have been deferred and recognized over future periods.

After a thorough review by eSpeed’s management in consultation with its outside auditors, the Company plans to restate its financial statements for the fiscal years 2004 through 2006 and for the first quarter ended March 31, 2007 as well as related financial information and disclosures. The principal effect of this restatement will be an aggregate non-cash reduction to revenue and income of less than $4 million spread over the affected periods.

The Company expects this deferred revenue and income of less than $4 million recorded through this adjustment to be recognized between June 30, 2007 and the closing of its proposed merger with BGC Partners, Inc. (“BGC”) and its affiliates and the related termination of the JSA. The planed filings will reflect these restatements, and the Company believes that no further amended filings will be required.

“BGC and eSpeed combined are expected to have over $1.1 billion in revenue in 2008. This planned restatement is both highly technical and non-cash and does not involve any reduction in aggregate revenue or income for the combined company,” said Howard W. Lutnick, Chairman, Chief Executive Officer and President of eSpeed. “Now that this issue is resolved, we can finalize our proxy statement and move towards the completion of our highly-accretive proposed merger.”

In a related matter, eSpeed received an expected Staff Determination Notice (“notice”) from The Nasdaq Stock Market on August 15, 2007. This notice stated that because the Company was delayed in filing its second quarter 2007 Form 10-Q, eSpeed was not in compliance with Nasdaq Marketplace Rule 4310(c)(14) and that its Class A Common Stock was subject to potential delisting from The Nasdaq Global Market. The notice is standard procedure when a Nasdaq-listed company is not timely in filing a periodic report. The Company expects to file its second quarter Form 10-Q within five business days and, accordingly, believes that the deficiency mentioned above will be cured. eSpeed also believes that the planned filing will render the purpose for the hearing moot and that the Company will thus be entitled to the continued listing of its Class A Common Stock.

About eSpeed, Inc.

eSpeed, Inc. (NASDAQ: ESPD) is a leader in developing and deploying electronic marketplaces and related trading technology that offers traders access to the most liquid, efficient and neutral financial markets in the world. eSpeed operates multiple buyer, multiple seller real-time electronic marketplaces for the global capital markets, including the world’s largest government bond markets and other fixed income and foreign exchange marketplaces. eSpeed’s suite of marketplace tools provides end-to-end transaction solutions for the purchase and sale of financial products over eSpeed’s global private network or via the Internet. eSpeed’s neutral platform, reliable network, straight-through processing and superior products make it the trusted source for electronic trading at the world’s largest fixed income and foreign exchange trading firms and major exchanges. To learn more, please visit www.espeed.com.

On May 29, 2007, eSpeed announced that it had entered into an Agreement and Plan of Merger, dated as of May 29, 2007, with BGC Partners, Inc. (“BGC”); Cantor Fitzgerald, L.P. (“Cantor”); BGC Partners, L.P., a Delaware limited partnership; BGC Global Holdings, L.P., a Cayman Islands exempted limited partnership; and BGC Holdings, L.P., a Delaware limited partnership pursuant to which eSpeed will acquire BGC and its affiliates through a merger of BGC Partners with and into eSpeed. For more information, see eSpeed’s Report on Form 8-K dated May 29, 2007.

Important Information

In connection with the proposed Merger, the Company intends to file a proxy statement and related materials with the U.S. Securities and Exchange Commission (the “SEC”) for the meeting of stockholders to vote on the proposed Merger. BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION, HOLDERS OF THE COMPANY’S COMMON STOCK ARE URGED TO READ THEM CAREFULLY, IF AND WHEN THEY BECOME AVAILABLE. When filed with the SEC, the proxy statement and related materials will be available for free (along with any other documents and reports filed by the Company with the SEC) at the SEC’s website, www.sec.gov, and at the Company’s website, www.espeed.com.

Participant Information

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Merger. Certain information regarding the participants and their interests in the solicitation are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 15, 2007, and will be set forth in the proxy statement for the Company’s meeting of stockholders to vote on the proposed Merger. Stockholders may obtain additional information regarding the proposed Merger by reading the proxy statement and the related materials relating to the proposed Merger, if and when they become available.

Discussion of Forward-Looking Statements

The information in this release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends” and similar expressions are intended to identify forward-looking statements.

The actual results of eSpeed, BGC or the combined company in the merger (“we”, “our” or the “combined company”) and the outcome and timing of certain events may differ significantly from the expectations discussed in the forward-looking statements. Factors that might cause or contribute to such a discrepancy for eSpeed, BGC and/or the combined company include, but are not limited to, the combined company’s relationship with Cantor and its affiliates and any related conflicts of interests, competition for and retention of brokers and other managers and key employees, pricing and commissions and market position with respect to any of our products, and that of the combined company’s respective competitors, the effect of industry concentration and consolidation, and market conditions, including trading volume and volatility, as well as economic or geopolitical conditions or uncertainties. Results may also be impacted by the extensive regulation of our respective businesses and risks relating to compliance matters, as well as factors related to specific transactions or series of transactions, including credit, performance and unmatched principal risk as well as counterparty failure. Factors may also include the costs and expenses of developing, maintaining and protecting intellectual property, including judgments or settlements paid or received in connection with intellectual property or employment or other litigation and their related costs, and certain financial risks, including the possibility of future losses and negative cash flow from operations, risks of obtaining financing and risks of the resulting leverage, as well as interest and currency rate fluctuations.

Discrepancies may also result from such factors as the ability to enter new markets or develop new products, trading desks, marketplaces or services and to induce customers to use these products, trading desks, marketplaces or services, to secure and maintain market share, to enter into marketing and strategic alliances, and other transactions, including acquisitions, dispositions, reorganizations, partnering opportunities, and joint ventures, and the integration of any completed transactions, to hire new personnel, to expand the use of technology for screen-assisted, voice-assisted and fully electronic trading and to effectively manage any growth that may be achieved. Results are also subject to risks relating to the proposed merger and separation of the BGC businesses and the relationship between the various entities, financial reporting, accounting and internal control factors, including identification of any material weaknesses in our internal controls, our ability to prepare historical and pro forma financial statements and reports in a timely manner, and other factors, including those that are discussed under “Risk Factors” in each of eSpeed’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC on March 15, 2007 and BGC’s Registration Statement on Form S-1 filed with the SEC on February 8, 2007 (Registration No. 333-140531) to the extent applicable.

We believe that all forward-looking statements are based upon reasonable assumptions when made. However, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that accordingly you should not place undue reliance on these statements. Forward-looking statements speak only as of the date when made and we undertake no obligation to update these statements in light of subsequent events or developments.

Media:

Robert Hubbell 212-294-7820 rhubbell@espeed.com	Adrian Thomas 44-(0)207-894-8647 AThomas@BGCPartners.com

Investors:

Jason McGruder

212-829-4988

jmcgruder@espeed.com

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